BLACKROCK ETF TRUST

BlackRock Future Innovators ETF

(the “Fund”)

Supplement dated August 18, 2023, to the Summary Prospectus, Prospectus and Statement of Additional Information of the Fund, as supplemented to date

The Board of Trustees of BlackRock ETF Trust (the “Trust”) unanimously voted to close and liquidate the Fund. After market close on October 30, 2023, the Fund will no longer accept creation and redemption orders. Trading in the Fund will be halted prior to market open on October 31, 2023. Proceeds of the liquidation are scheduled to be sent to shareholders on or about November 2, 2023.

In preparation for the liquidation, the Fund may deviate from its investment objective and principal investment strategies. Furthermore, the Trust cannot assure that there will be a trading market for shares of the Fund between market close on October 30, 2023 and November 2, 2023, because Fund shares will not be traded on NYSE Arca.

Shareholders may sell their holdings of the Fund on NYSE Arca until market close on October 30, 2023 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. At the time the liquidation of the Fund is complete, shares of the Fund will be individually redeemed. If you hold shares of the Fund on November 2, 2023, the Fund will automatically redeem your shares for cash based on the net asset value of the Fund as of the close of business on October 30, 2023, which will include any dividends or distributions calculated as of that date.

If you are subject to U.S. federal income tax, the liquidation of the Fund will result in one or more taxable events for you. A sale or exchange of Fund shares prior to the liquidation will generally give rise to a capital gain or loss to you for federal income tax purposes. In connection with the liquidation, the Fund may declare taxable distributions of its investment income and/or taxable distributions of its net capital gain. Any liquidation proceeds paid to you should generally be treated as received by you in exchange for your shares and will therefore generally give rise to a capital gain or loss depending on your tax basis. Please consult your personal tax advisor about the potential tax consequences.

Shareholders should retain this Supplement for future reference.

PR2SAI-BFI-0823SUP